SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 31, 2007

ESYS Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-1410544	20-3079717
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7425 Brighton Village Drive
Chapel Hill, NC 27515
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(919) 538-2305
(ISSUER TELEPHONE NUMBER)

La Solucion, Inc.
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2007, our board of directors approved an amendment to our certificate of incorporation to change our name to “ESYS Holdings, Inc.” from “La Solucion, Inc.”  On December 31, 2007, stockholders representing the requisite number of votes necessary to approve the adoption of the certificate of amendment to our certificate of incorporation took action via written consent to approve such certificate of amendment.  The certificate of amendment and the name change were effective on December 31, 2007.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)          Financial Statements of Businesses Acquired.
                       None; not applicable.

        (b)          Pro Forma Financial Information.
                       None; not applicable.

        (c)          Exhibits.

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESYS Holdings, Inc.

By:  /s/ Raymond Tejeda-Acevedo
Raymond Tejeda-Acevedo
President and Chief Executive Officer

Dated: January 7, 2008